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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) FEBRUARY 10, 2005

                          MOLECULAR DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       0-27316                 94-2914362
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

          1311 Orleans Drive, Sunnyvale, CA                         94089
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (408) 747-1700


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               On February 10, 2005, Molecular Devices Corporation ("Molecular Devices") reported its financial results for the quarter ended December 31, 2004. A copy of the press release issued by Molecular Devices on February 10, 2005 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

               The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Molecular Devices, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    Exhibits.

                      99.1 Press release, dated February 10, 2005, entitled "Molecular Devices Reports Record Revenues and Earnings for Fourth Quarter of 2004," issued by Molecular Devices.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOLECULAR DEVICES CORPORATION

Date:  February 10, 2005                By:  /s/ Timothy A. Harkness
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                                             Timothy A. Harkness
                                             Senior Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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   99.1           Press release, dated February 10, 2005, entitled "Molecular
                  Devices Reports Record Revenues and Earnings for Fourth
                  Quarter of 2004," issued by Molecular Devices.